FORBEARANCE EXTENSION AGREEMENT
This Forbearance Extension Agreement (this “Agreement”) is entered into as of December 10, 2020, by and among GTT Communications, Inc., a Delaware corporation (the “U.S. Borrower”), GTT Communications, B.V., a company organized under the laws of the Netherlands (the “EMEA Borrower” and, together with the U.S. Borrower, the “Borrowers”), each other Credit Party party hereto, each of the undersigned Lenders (which constitute the Required Revolving Lenders) and KeyBank National Association, as Administrative Agent under the Credit Agreement (together with the Borrowers and the undersigned Lenders, the “Parties”).
RECITALS
A.The U.S. Borrower, the EMEA Borrower, the lenders party thereto, KeyBank National Association, as administrative agent (in such capacity, the “Administrative Agent”), and certain other financial institutions party thereto, are parties to that certain Credit Agreement, dated as of May 31, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), under which the U.S. Borrower entered into the Revolving Commitments and incurred the U.S. Term Loans and the EMEA Borrower incurred the EMEA Term Loans. Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement.
B.The U.S. Borrower, the EMEA Borrower, certain other Credit Parties, the Administrative Agent and certain Lenders are party to the Forbearance Agreement (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Forbearance Agreement”), dated as of October 28, 2020 (the “Forbearance Effective Date”), under which the Lenders agreed to forbear from exercising rights and remedies against the Credit Parties with respect to the Lender Specified Defaults (as defined in the Forbearance Agreement).

C.The Borrowers have requested that the Lenders extend the date and time set forth in clause (2) of the definition of Lender Forbearance Period (as defined in the Forbearance Agreement) to 8:00 a.m., New York City time, on December 28, 2020 (such request, the “Forbearance Extension Request”).

D.The Lenders party hereto (which constitute the Required Revolving Lenders) are willing to agree to the Forbearance Extension Request subject to the terms and conditions set forth herein.

        NOW, THEREFORE, in consideration of the foregoing, the terms, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:
SECTION 1.Consent to Forbearance Extension Request. Each of the undersigned Lenders hereby consents to the Forbearance Extension Request, with such consent to be effective automatically upon the Administrative Agent’s receipt of:
(a)     executed counterpart signature pages of this Agreement from each Party to this Agreement (which signature pages may be delivered by counsel and in electronic form); and
(b)    an irrevocable written notice of the U.S. Borrower in accordance with the terms of Section 2.12(d) of the Credit Agreement, which shall, effective as of the date hereof, permanently reduce the Unused Total Revolving Commitment in an amount such that the Total Revolving

Commitment, after giving effect to such commitment reduction on the date hereof, equals $85,718,058.65 (the “Revolving Commitment Reduction”).
SECTION 2.Effect of Revolving Commitment Reduction. Each of the undersigned Lenders: (a) hereby agrees that, solely during the Lender Forbearance Period (as defined in the Forbearance Agreement, after giving effect to the Forbearance Extension Request), notwithstanding the terms of (i) Section 7.07(a) of the Credit Agreement, (i) Section 3 of the Amendment No. 3 and Waiver to Credit Agreement, dated as of August 10, 2020, among the Borrowers, the other Credit Parties party thereto, the Lenders party thereto and the Administrative Agent, or (iii) any other provision of any Loan Document to the contrary, any determination during the Lender Forbearance Period of whether the Aggregate Revolving Facility Exposure exceeds 30% of the Total Revolving Commitment for purposes thereof shall be calculated based on the Total Revolving Commitment as of the Forbearance Effective Date, without giving effect to the Revolving Commitment Reduction; and (b) hereby waives, solely with respect to the Revolving Commitment Reduction described herein, (x) the requirement for three (3) Business Days’ prior notice of any such commitment reduction and (y) the requirement that any such commitment reduction be in an amount that is an integral multiple of $1,000,000, in each case, pursuant to Section 2.12(d) of the Credit Agreement.
SECTION 3.Reference To And Effect Upon The Credit Agreement.
(a)    All terms, conditions, covenants, representations and warranties contained in the Credit Agreement, and all rights of the Lenders, shall remain in full force and effect. Each of the Borrowers hereby confirms that the Credit Agreement is in full force and effect and that such Borrower has no right of setoff, recoupment or other offset or any defense, claim or counterclaim with respect to the Credit Agreement or the applicable Loans.
(b)    Except as set forth herein, the execution, delivery and effectiveness of this Agreement shall not directly or indirectly (i) constitute a consent or waiver of any past, present or future violations of any provisions of the Credit Agreement nor constitute a novation of any of the Obligations under the Credit Agreement, (ii) amend, modify or operate as a waiver of any provision of the Credit Agreement or any right, power or remedy of any Lender, or (iii) constitute a course of dealing or other basis for altering the Credit Agreement or any other contract or instrument. Except as set forth herein or in the Forbearance Agreement, each Lender party hereto reserves all of its rights, powers, and remedies under the Loan Documents and applicable laws.
(c)    Each of the Credit Parties acknowledges and agrees that the agreement of the Forbearing Lenders (as defined in the Forbearance Agreement) to forbear from exercising their default-related rights and remedies, in accordance with the terms and provisions of the Forbearance Agreement, with respect to the Lender Specified Defaults (as defined therein) during the Lender Forbearance Period (as defined therein) does not in any manner whatsoever limit any Forbearing Lender’s right to insist upon strict compliance by such Borrower with the Credit Agreement, this Agreement or any other document during the Lender Forbearance Period, except as set forth herein.
SECTION 4.Amendments. This Agreement may be modified, amended or supplemented only by an instrument in writing signed by the Borrowers and the Required Revolving Lenders. Any provision in this Agreement may be waived by an instrument in writing signed by the Party against whom such waiver is to be effective.

SECTION 5.GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. THE PROVISIONS IN SECTION 11.08 OF THE CREDIT AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS.
SECTION 6.Construction. This Agreement and all other agreements and documents executed and/or delivered in connection herewith have been prepared through the joint efforts of all of the Parties hereto. Neither the provisions of this Agreement or any such other agreements and documents nor any alleged ambiguity therein shall be interpreted or resolved against any party on the ground that such party or its counsel drafted this Agreement or such other agreements and documents, or based on any other rule of strict construction. Each of the Parties hereto represents and declares that such party has carefully read this Agreement and all other agreements and documents executed in connection therewith, and that such party knows the contents thereof and signs the same freely and voluntarily. The Parties hereto acknowledge that they have been represented by legal counsel of their own choosing in negotiations for and preparation of this Agreement and all other agreements and documents executed in connection herewith and that each of them has read the same and had their contents fully explained by such counsel and is fully aware of their contents and legal effect. Without limiting the generality of the foregoing, “option” and “discretion” shall be implied by the use of the words “if” and “may.”
SECTION 7.Counterparts. This Agreement may be executed in counterparts (and by different Parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means (including “.pdf”) shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of electronic records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
SECTION 8.Severability. If any provision of this Agreement or the Credit Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the Credit Agreement shall not be affected or impaired thereby and (b) the Parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 9.Time of Essence. Time is of the essence in the performance of the obligations of the Parties hereunder and with respect to all conditions to be satisfied by such Parties.
SECTION 10.Further Assurances. Each of the Borrowers agrees to take all further actions and execute all further documents as the Required Revolving Lenders may from time to time reasonably request to carry out the transactions contemplated by this Agreement and all other agreements executed and delivered in connection herewith.

SECTION 11.Section Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute part of this Agreement for any other purpose.
SECTION 12.Notices. Except as set forth herein, all notices, requests, and demands to or upon the respective Parties hereto shall be given in accordance with the Credit Agreement or in such other manner and to such persons as agreed upon by the Parties hereto.
SECTION 13.Assignments. This Agreement shall be binding upon and inure to the benefit of the Borrowers, the Lenders party hereto and their respective successors and assigns.
SECTION 14.Relationship of Parties; No Third Party Beneficiaries. Nothing in this Agreement shall be construed to alter the existing debtor-creditor relationship between the Borrowers and the Lenders party hereto. This Agreement is not intended, nor shall it be construed, to create a partnership or joint venture relationship between or among any of the Parties hereto. No person other than a Party hereto is intended to be a beneficiary hereof and no person other than a Party hereto shall be authorized to rely upon or enforce the contents of this Agreement.
SECTION 15.Final Agreement. THIS AGREEMENT, THE FORBEARANCE AGREEMENT AND THE CREDIT AGREEMENT REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature pages follow]

IN WITNESS WHEREOF, this Agreement has been executed by the Parties hereto as of the date first written above.

                        GTT COMMUNICATIONS INC.

    By:    /s/ Donna Granato
Name: Donna Granato
        Title: Interim Chief Financial Officer

                        GTT COMMUNICATIONS, B.V.

    By:    /s/ Donna Granato
        Name: Donna Granato
        Title: Director

GTT AMERICAS LLC
GTT GLOBAL TELECOM GOVERNMENT SERVICES LLC
ELECTRA, LTD.
CORE 180 LLC
COMMUNICATIONS DECISIONS – SNVC, LLC
GC PIVOTAL LLC

    By:    /s/ Donna Granato
Name: Donna Granato
        Title: Chief Financial Officer

:

GTT – Forbearance Extension Agreement

                        KEYBANK NATIONAL ASSOCIATION, as Administrative Agent

    By:    /s/ Eric W. Domin
Name: Eric W. Domin
        Title: VP

GTT – Forbearance Extension Agreement

KEYBANK NATIONAL ASSOCIATION, as a Revolving Lender

    By:    /s/ Eric W. Domin
Name: Eric W. Domin
    Title: VP

GTT – Forbearance Extension Agreement

CREDIT SUISSE AG, Cayman Island Branch, as a Revolving Lender

    By:    /s/ Ranjit Lakhanpal
Name: Ranjit Lakhanpal
    Title: Authorized Signatory

    By:    /s/ Didier Siffer
Name: Didier Siffer
    Title: Authorized Signatory

GTT – Forbearance Extension Agreement

TRUST BANK, as a Revolving Lender

    By:    /s/ Frank McCormack
Name: Frank McCormack
    Title: Senior Vice President

GTT – Forbearance Extension Agreement

Goldman Sachs Bank USA, as a Revolving Lender

    By:    /s/ Mahesh Mohan
Name: Mahesh Mohan
    Title: Authorized Signatory

GTT – Forbearance Extension Agreement

CITIZENS BANK, N.A., as a Revolving Lender

    By:    /s/ Joseph Sileo
Name: Joseph Sileo
    Title: SVP

GTT – Forbearance Extension Agreement

ING Capital LLC, as a Revolving Lender

    By:    /s/ Stephen M. Nettler
Name: Stephen M. Nettler
    Title: Managing Director

    By:    /s/ Jonathan Feld
Name: Jonathan Feld
    Title: Vice President

GTT – Forbearance Extension Agreement

Morgan Stanley Senior Funding, Inc., as a Revolving     Lender

By: /s/ Jonathan Kerner
Name: Jonathan Kerner
Title: Vice President
GTT – Forbearance Extension Agreement